Exhibit 10.38

***Text Omitted and Filed Separately with the Securities and
Exchange Commission. Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2.

ALAN S. PAAU, Ph.D., MBA	TELEPHONE:	858.534.5815
	FAX:	858.534.7345
	E-MAIL:	apaau@ucsd.edu
ASSISTANT VICE CHANCELLOR
TECHNOLOGY TRANSFER & INTELLECTUAL PROPERTY SERVICES
9500 GILMAN DRIVE, MC - 0910
LA JOLLA, CA 92093-0910

October 11, 2006

Mr. Kent Snyder

President and Chief Executive Officer

Senomyx, Inc.

11099 North Torrey Pines Road

La Jolla, CA  92037

Subject:	Letter Agreement
Cases:	SD2001-F10 (OTT case no. 2001-510): [***]
SD2004-B00 (OTT case no. 2004-100): [***]

Dear Mr. Snyder:

The Regents of the University of California (“UNIVERSITY”), represented by its San Diego campus Technology Transfer & Intellectual Property Services (9500 Gilman Drive, La Jolla, CA 92093-0910) offers to  Senomyx, Inc. (“COMPANY”)  an exclusive opportunity to secure an exclusive license to the above-referenced inventions (“Inventions”) under the terms and conditions of the attached license agreement “2006 License Agreement.”

This offer shall be deemed accepted by COMPANY by signature below , and shall terminate the sooner of (i) the date the Inventions are included in the 2006 License Agreement, or (ii) […***…] from the date of this Letter Agreement. This offer shall be open for […***…] from the date of this letter (“Term”) and may be extended, in writing, by mutual consent of UNIVERSITY and COMPANY.  This offer is further contingent on UNIVERSITY successfully obtaining from NIH and from HHMI the sole management responsibility of the Inventions.

The Letter Agreement has the following terms and conditions:

1.                                       UNIVERSITY is a coassignee, along with the National Institutes of Health “NIH”, on UCSD case 2001-F10.  Within a reasonable time from the date of execution of the necessary interinstitutional agreement to designate UNIVERSITY as sole manager of the patent rights, UNIVERSITY will amend the 2006 License Agreement to include the patent rights directly arising from this Invention.

2.                                       UNIVERSITY is a coassignee, along with the Howard Hughes Medical Institute “HHMI”, on UCSD case 2004-B00.  Within a reasonable time from official, written notice from HHMI that case has been added to the existing  interinstitutional agreement to designate UNIVERSITY as sole manager of the patent rights, UNIVERSITY will amend the 2006 License Agreement to include the patent rights directly arising from this Invention.

***Confidential Treatment Requested

3.                                       COMPANY shall reimburse UNIVERSITY for […***…]. COMPANY shall pay UNIVERSITY within […***…] of the date on any invoice sent by UNIVERSITY to COMPANY for such reimbursement.  Nonpayment or partial payment of any such invoice shall be deemed to be a material breach of the Letter Agreement, subject to a cure period of […***…].  UNIVERSITY will notify COMPANY of such breach and, if such breach has not been cured within […***…] of such written notice, UNIVERSITY, at their option, may terminate the Letter Agreement by written notification to COMPANY.

4.                                       Upon addition of each Invention to the 2006 License Agreement, the Letter Agreement shall terminate (for each Invention) on the date such license becomes effective.

5.                                       COMPANY agrees that any information that either party shares with the other under this Letter Agreement shall remain confidential.

6.                                       If the Letter Agreement becomes terminated by reason of expiration of the Term or extension thereof, or, subject to the cure period in Section 3 above, nonpayment by COMPANY of any invoice for […***…], then UNIVERSITY shall have no further obligation to COMPANY with respect to the Invention.

Sincerely,

/s/ Alan Paau

Alan Paau, Ph.D., MBA
Assistant Vice Chancellor

ACCEPTED:

By:	/s/ Kent Snyder

Name: Kent Snyder

Title: President and Chief Executive Officer

Date:	October 11, 2006

Copy:     File

***Confidential Treatment Requested

Exhibit A

2006 License Agreement